UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 800	San Francisco	California	94105
(Address of Principal Executive Offices) (Zip Code)

(415) 489-4940
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Following the recommendation of Docusign, Inc.’s (the “Company”) Nominating and Corporate Governance Committee of the Board of Directors (the “Board”), the Board appointed Brian Roberts to fill an existing vacancy on the Board to serve as a director of the Company, effective March 5, 2026. Mr. Roberts will serve as a Class I director whose term will expire at the Company’s 2028 Annual Meeting of Stockholders, which is the next stockholder meeting at which Class I directors will be elected, and until Mr. Roberts’s successor shall have been duly elected and qualified, or until Mr. Roberts’s earlier death, resignation, disqualification or removal. The Board determined that Mr. Roberts qualifies as an independent director pursuant to the Securities Act of 1933, as amended, and the listing standards of the Nasdaq Stock Market.

There is no arrangement or understanding between Mr. Roberts and any other person pursuant to which Mr. Roberts was selected as a director. Mr. Roberts has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Roberts will receive compensation for his service as a member of the Board in accordance with the Company’s Amended and Restated Director Compensation Program, which is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on September 7, 2023.

Mr. Roberts has also entered into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on December 3, 2020.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2026

DOCUSIGN, INC.

By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Chief Legal Officer